UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

SYLVAMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40718	86-2596371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6077 Primacy Parkway, Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	SLVM	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders on May 15, 2026.

(b)

Of the 39,735,377 shares outstanding on the record date and entitled to vote at the meeting, 33,470,136 shares were present at the meeting in person or by proxy, constituting a quorum of eighty four percent (84%). The stockholders of the Company’s common stock considered and voted at the meeting upon the three Company proposals listed below. This report discloses the final voting results for the meeting.

Proposal 1 – Elect seven director nominees to the Company’s board of directors

The Company’s stockholders elected each of the individuals listed below as directors to serve until the next annual meeting of the Company and until their successors have been duly elected and qualified, or their earlier resignation.

Directors	For	Against	Abstain	Broker Non-Votes
Christine S. Breves	28,940,835	1,905,290	19,030	2,604,981
Lizanne M. Bruce	28,704,208	2,136,772	24,175	2,604,981
Jeanmarie Desmond	28,808,217	2,032,781	24,157	2,604,981
Joia M. Johnson	28,770,071	2,070,475	24,609	2,604,981
David Petratis	28,580,500	2,264,368	20,287	2,604,981
John V. Sims	30,802,802	39,662	22,690	2,604,981
James P. Zallie	28,934,536	1,910,477	20,142	2,604,981

Proposal 2 – Ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
33,393,461	46,335	30,340	—

Proposal 3 – Approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“NEOs”)

The Company’s stockholders approved the compensation of the Company’s NEOs on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
30,295,547	505,911	63,696	2,604,981

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026	Sylvamo Corporation

	By:	/s/ Matthew L. Barron
	Name:	Matthew L. Barron
	Title:	Senior Vice President and Chief Administrative and Legal Officer